UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                        August 15, 2003 (April 14, 2003)
                        --------------------------------



                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      0-28846                36-3145350
 State or other jurisdiction         (Commission             (IRS Employer
      of Incorporation               File Number)          Identification No.)


                    122 West Madison Street, Ottawa, IL 61350
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (815) 433-7030
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

         (a)  Exhibits.
              --------

              Exhibit Number
              --------------

                   99.1 Press Release, dated August 14, 2003 issued by UnionBancorp, Inc.

Item 12. Results of Operations and Financial Condition.

         On July 18, 2003, UnionBancorp, Inc. issued a press release entitled "UNIONBANCORP, INC. REPORTS RECORD SECOND QUARTER EARNINGS" announcing its preliminary results of operations for the quarter ended June 30, 2003. A copy of the press release was furnished as Exhibit 99.1 to a report on Form 8-K filed by UnionBancorp, Inc. on July 21, 2003. This report on Form 8-K/A amends the report on Form 8-K filed by UnionBancorp, Inc. on July 21, 2003 to restate in its entirety the press release furnished as Exhibit 99.1 thereto.

         The information furnished in this Form 8-K/A, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNIONBANCORP, INC.


Dated: August 14, 2003                     /s/ CHARLES J. GRAKO
                                           -------------------------------------
                                           Charles J. Grako
                                           President and Chief Executive Officer



Dated:  April 14, 2003                     /s/ KURT R. STEVENSON
                                           -------------------------------------
                                           Kurt R. Stevenson
                                           Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1             Press Release, dated August 14, 2003 issued by
                      UnionBancorp, Inc.